Rule 497(e) 33-36556
                                                                       811-6154

         SUPPLEMENT DATED MARCH 2, 1998 TO PROSPECTUS DATED MAY 1, 1997


                       LANDMARK INTERNATIONAL EQUITY FUND

                  LANDMARK EMERGING ASIAN MARKETS EQUITY FUND



     The Name of Landmark International Equity Fund has been changed to "CitiFundsSM International Equity Portfolio."


     The name Landmark Emerging Asian Markets Equity Fund has been changed to "CitiFundsSM Emerging Asian Markets Equity Portfolio."

     The name of the Funds' Distributor has been changed from "The Landmark Funds Broker-Dealer Services, Inc." to "CFBDS, Inc."


     CitiFunds International Equity Portfolio and CitiFunds Emerging Asian Markets Equity Portfolio are series of CitiFunds International Trust, formerly known as Landmark International Funds.


     All references in the Prospectus to each of the above named entities are hereby amended.